UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 21, 2025
______________________
CASS INFORMATION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
______________________

Missouri	000-20827	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12444 Powerscourt Drive, Suite 550 St. Louis, Missouri	63131
(Address of principal executive offices)	(Zip Code)
(314) 506-5500
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.50 per share	CASS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2025, each of the named executive officers of Cass Information Systems, Inc. (the “Company”) received grants of restricted stock units (“RSUs”) in accordance with the terms of the Company’s existing long-term incentive compensation (“LTIC”) program. The RSUs were awarded pursuant to the Company’s 2023 Omnibus Stock and Performance Compensation Plan (the “Omnibus Plan”). The Compensation Committee of the Board of Directors (the “Board”) of the Company recommended to the Board for approval, and the Board approved, the grants of RSUs.

The Company’s proxy statement for the 2024 annual meeting of shareholders filed with the Securities and Exchange Commission on March 7, 2024 includes a general discussion of the Company’s LTIC program, including information relating to the value of target LTIC awards for each named executive officer, determination of time- and performance-based awards granted, and the financial performance targets and metrics applicable to performance-based awards. The 2025 LTIC grants of RSUs to the named executive officers were made in accordance with this existing LTIC program framework as previously disclosed, but were made in the form of RSUs rather than restricted stock in consultation with the Company’s compensation consultant.

In 2025, the LTIC awards for each named executive officer are as follows:

Name	Target Number of Time-Based RSUs (40% of overall award)	Target Number of Performance-Based RSUs (60% of overall award)
Martin H. Resch, President and Chief Executive Officer	8,303	12,455
Michael J. Normile, Executive Vice President and Chief Financial Officer	2,419	3,628
James M. Cavellier, Executive Vice President and Chief Information Officer	2,246	3,369
Matthew S. Schuckman, Executive Vice President, General Counsel, and Corporate Secretary	2,003	3,005
Dwight D. Erdbruegger, President Cass Commercial Bank	2,365	3,548
Eric H. Brunngraber, Executive Chairman	5,422	8,133

Both the time-based RSUs and the performance-based RSUs cliff vest three years from the grant date, provided the holder is employed or serving as a director through the vesting date, and subject to the terms and conditions of the awards. The number of performance-based RSUs that will ultimately be earned and vest will vary in an amount from 0% to 150% of the target amount awarded based on the achievement of pre-established financial performance goals over the prospective three-year performance period from the date of grant. RSUs are settled in shares of common stock and have no voting rights. With respect to time-based RSUs, dividend equivalents accumulate over the restriction period and will be paid upon vesting. There are no dividends paid or accrued on unearned performance-based RSUs until such time the awards are earned and settled.

Vesting of both the time- and performance-based RSUs is accelerated, in certain circumstances, upon termination of employment or Board service as a result of death, disability, or a change in control. Recipients who meet certain service and retirement qualifications remain eligible to receive time- and performance-based RSUs, in accordance with the terms of the Award Agreement, regardless of employment or service on the Board through the vesting date.

The terms of the 2025 RSU awards are set forth in a Restricted Stock Unit Award Agreement (the “Award Agreement”) entered into with each named executive officer, the form of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 21, 2025, the Board approved and adopted the Third Amended and Restated Bylaws of the Company (as so amended, the “Bylaws”). The amendments include the following principal changes:

Declassification of the Board. The current Board is divided into three classes. Prior to the adoption of the amended Bylaws, each director was elected for a three-year term, and the term of each class of directors expired in successive years. The amended Bylaws work to declassify the Board as directors’ terms expire as follows: each director elected at the 2025 annual meeting of shareholders will be elected for a one-year term expiring at the 2026 annual meeting of shareholders; each director elected at the 2026 annual meeting of shareholders will be elected for a one-year term expiring at the 2027 annual meeting of shareholders; and at the 2027 annual meeting of shareholders and at each annual meeting of shareholders thereafter, all directors will be elected for a one-year term expiring at the next annual meeting of shareholders.

Advance Notice – Shareholder Proposals. The amendments modify the existing advance notice disclosure requirements contained in the Bylaws to require that a shareholder proposing business for consideration at an annual meeting must provide (i) certain additional information about the shareholder and, if applicable, the beneficial owner on whose behalf the behalf the business is submitted, and any interest such shareholder or owner has in the business submitted; (ii) the text of the proposal or business to be presented; (iii) information required to be provided pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iv) certain representations as to whether the submitting shareholder or beneficial owner is part of a group that intends to deliver or solicit proxies from the requisite number of shareholders to adopt the proposal or pass the business submitted for consideration.

Advance Notice – Shareholder Nominees for Director. The amendments add a provision to clarify and expand the advance notice requirements for a shareholder nominating a candidate or candidates for election as director of the Company. The Bylaws require that such nominations by a shareholder be made pursuant to a notice delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior the first anniversary of the preceding year’s annual meeting, or as otherwise noted if the annual meeting date has changed by more than 30 days before or after such anniversary date or in the case of a special meeting. The notice must set forth, among other matters, (a) as to each nominee, (i) all information relating to the nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act; (ii) the class and number of shares of the Company that are beneficially owned by the nominee; and (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons pursuant to which the nominations are to be made; and (b) as to such shareholder, (i) the name and address of such shareholder and the beneficial owner, if any, on whose behalf the nomination is made; and (ii) the class and number of shares of the Company that are beneficially owned by such shareholder and the beneficial owner, if any, on whose behalf the nomination is made, and any material interest of such shareholder and owner. The chairperson of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the Bylaws and declare that the defective nomination shall be disregarded.

Conduct of Nominations and Proposals by Shareholders. The amendments to the Bylaws also clarify that if a shareholder submitting a notice for proposed business or director nominee (or a qualified representative of the shareholder) does not appear at the meeting of shareholders to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted. In addition, a shareholder submitting notice of proposed business or a director nominee must also comply with all applicable Exchange Act requirements, and nothing in the Bylaws affects the rights of a shareholder to request inclusion of a proposal in the Company’s proxy statement under Rule 14a-8 under the Exchange Act.

The foregoing description of the Bylaws, as amended, is qualified in its entirety by the Bylaws, which are attached in full as Exhibit 3.1 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

3.1	Third Amended and Restated Bylaws of Cass Information Systems. Inc.

10.1	Form of Restricted Stock Unit Award Agreement for employees

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 24, 2025

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Martin H. Resch
Name:	Martin H. Resch
Title:	President and Chief Executive Officer

By:	/s/ Michael J. Normile
Name:	Michael J. Normile
Title:	Executive Vice President and Chief Financial Officer
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